UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 13, 2009
                Date of Report (Date of earliest event reported)


                             DEER BAY RESOURCES INC.
             (Exact name of registrant as specified in its charter)

           Nevada
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

      #678-1333 W Broadway Street
  Vancouver, British Columbia, Canada                              V6H 4C1
(Address of principal executive offices)                          (Zip Code)

                                 (604) 721-2001
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Deer Bay Resources Inc. (the "Company") has engaged Weaver & Martin LLC, as its principal independent registered public accounting firm effective April 13, 2009. Concurrent with this appointment, Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants ("DMCL"), have been dismissed as the principal independent registered public accounting firm of the Company effective April 13, 2009. The decision to change its principal independent registered public accounting firm has been approved by the Company's board of directors.

The report of DMCL on the Company's financial statements for the past two fiscal years ended February 29, 2008 and February 28, 2007 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.

During the Company's two most recent fiscal years and the subsequent period through to the date of DMCL's termination, there were no disagreements between the Company and DMCL, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of DMCL, would have caused them to make reference thereto in their reports on the Company's audited financial statements.

The Company has provided DMCL with a copy of this Current Report on Form 8-K and has requested that DMCL furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements made in this Current Report on Form 8-K and, if not, stating the aspects with which they do not agree. The Company has received the requested letter from DMCL wherein they have confirmed their agreement to the Company's disclosures in this Current Report. A copy of DMCL's letter has been filed as an exhibit to this Current Report.

Weaver & Martin LLC have not been consulted on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's financial statements.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

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
(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

Exhibit                                   Description
-------                                   -----------

16.1 Letter of Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants, dated April 13, 2009.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DEER BAY RESOURCES INC.


Date: April 13, 2009                         /s/ Garry Wong
                                             -----------------------------------
                                      By:    Garry Wong
                                      Title: President, Chief Executive Officer,
                                             Chief Financial Officer, Secretary,
                                             Treasurer and a director


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